Exhibit 77Q1(e) Subadvisory Agreement between Phoenix Investment Counsel, Inc. and Phoenix/Zweig Advisers LLC dated January 27, 2004 on behalf of the Phoenix Small Cap Value Fund filed via EDGAR with Post-Effective Amendment No. 19 (File No. 333-34537) on December 30, 2004 and
Incorporated herein by reference.